                                  POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby

constitutes and appoints each of Gregory L. Riggs, Leslie P.

Klemperer, Nanci Oliver Sloan and Suzanne M. Arpin, signing

singly, the undersigned/s true and lawful attorney in fact to:

     1     execute for and on behalf of the undersigned, in the

undersigned/s capacity as an executive officer of Delta Air

Lines, Inc. /the Company/, Forms 3, 4, and 5 in accordance with

Section 16/a/ of the Securities Exchange Act of 1934 and the

rules thereunder;

     2     do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission and

any stock exchange or similar authority; and

     3    take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact,

may be of benefit to, and in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact/s discretion.

     The undersigned hereby grants to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney in fact, or such attorney in fact/s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned/s responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned/s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

     IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 19th day of May, 2004.

                                  /s/ Joseph C. Kolshak

                                      Joseph C. Kolshak